UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 14, 2014
Artisan Partners Asset Management Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35826	45-0969585
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

875 E. Wisconsin Avenue, Suite 800 Milwaukee, WI 53202
(Address of principal executive offices and zip code)

(414) 390-6100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 14, 2014, the compensation committee of the board of directors of Artisan Partners Asset Management Inc. (together with its subsidiaries, the “Company”) approved forms of two award agreements for the future grant of restricted shares of Class A common stock to the Company’s named executive officers under the Company’s 2013 Omnibus Incentive Compensation Plan.
Restricted shares awarded pursuant to the first agreement, the Restricted Share Agreement, will vest in annual installments, subject to the recipient’s continued employment with the Company. Restricted shares awarded pursuant to the second agreement, the Career Restricted Share Agreement, will vest upon the satisfaction of both of two conditions: (1) pro-rata annual time vesting and (2) qualifying retirement (as defined in the agreement). Under both agreements, vesting will accelerate upon the recipient’s death or disability and, under certain circumstances, after a change in control of the Company.

Both forms of agreement contain negative covenants prohibiting the named executive officer from competing with the company or soliciting clients or employees of the company, in each case for one year after termination of employment. Restricted shares awarded pursuant to the agreements will entitle the recipient to all rights of a shareholder of the Company, including voting rights and rights to dividends. The restricted shares will be subject to the Company's stockholders agreement pursuant to which a three-person stockholders committee will vote the shares.
The Company intends to use agreements similar to these forms for awards to certain other employees, in addition to named executive officers.
The foregoing summary does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the agreement forms, which are filed as Exhibit 10.1 and Exhibit 10.2 to this Form 8-K and are incorporated by reference into this Item 5.02.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibit
10.1	Artisan Partners Asset Management Inc. 2013 Omnibus Incentive Compensation Plan - Form of Restricted Share Award Agreement
10.2	Artisan Partners Asset Management Inc. 2013 Omnibus Incentive Compensation Plan - Form of Career Restricted Share Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Artisan Partners Asset Management Inc.
Date: July 14, 2014

By:	/s/ Sarah A. Johnson
Name:	Sarah A. Johnson
Title:	Executive Vice President, Chief Legal Officer and Secretary

Exhibit Index

Exhibit Number	Description of Exhibit
10.1	Artisan Partners Asset Management Inc. 2013 Omnibus Incentive Compensation Plan - Form of Restricted Share Award Agreement
10.2	Artisan Partners Asset Management Inc. 2013 Omnibus Incentive Compensation Plan - Form of Career Restricted Share Award Agreement